SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       AUGUST 31, 1999
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                             BIG ENTERTAINMENT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         FLORIDA                     0-22908                     65-0385686
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(STATE OR OTHER JURISDICTION       (COMMISSION                 (IRS EMPLOYER
    OF INCORPORATION)              FILE NUMBER)              IDENTIFICATION NO.)



2255 GLADES ROAD, SUITE 237 WEST, BOCA RATON, FLORIDA           33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE         (561) 998-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 1999, Big Entertainment, Inc., a Florida corporation (the "Company"), acquired substantially all of the assets (the "Baseline Assets") of Baseline II, Inc., a Delaware corporation ("Baseline II"), pursuant to the terms of the Asset Purchase Agreement dated as of August 30, 1999 (the "Asset Purchase Agreement") by and among the Company, Baseline II, Paul Kagan Associates, Inc. (the majority shareholder of Baseline II), Cinema Enterprises Group LLC and Paul Kagan. At the closing of the acquisition, the Company directed Baseline II to transfer the Baseline Assets, on the Company's behalf, to its wholly owned subsidiary, Baseline, Inc., a Delaware corporation. Baseline II owned and operated the website pkbaseline.com, a comprehensive database of movie information, which subscribers access by paying a fee for each piece of data that is downloaded. The website includes film credits, information on film projects in production, new movie releases, box office data, film synopses, biographies of entertainment celebrities, and film reviews. The data includes comprehensive information on over 67,000 films in the last half century. Baseline data continuously tracks production, distribution, and exhibition of feature films worldwide, including box office projections, budgets, and trends. The Baseline Assets constitute substantially all of the assets used by Baseline II in conducting its business and include tangible and intangible property such as contracts, certain fixed assets, customer lists and certain intellectual property. The Company plans to continue to operate the Baseline business and integrate portions of the movie content from pkbaseline.com into the Company's website, Hollywood.com.

The Company also acquired selected publications and an annual conference dedicated to the movie industry from Paul Kagan Associates, Inc. Paul Kagan Associates, Inc. will continue to operate and manage the publications and the conference on the Company's behalf. The acquisition also included the equity of Cinema Enterprises Group LLC, a company engaged in the development of a consumer oriented movie website. This website included licensed movie content and movie content integrated from pkbaseline.com. The Company intends to integrate selected portions of the business of Cinema Enterprises Group LLC into its Hollywood.com website. The assets acquired from Paul Kagan Associates, Inc., the equity of Cinema Enterprises Group LLC and the Baseline Assets are collectively referred to as the "Assets."

The aggregate purchase price for the Assets consisted of 492,611 shares of the Common Stock, par value $.01 per share ("Common Stock"), of the Company and warrants to purchase an aggregate of 54,735 shares of Common Stock. The Common Stock was valued at an agreed upon price of $18.27 per share. The exercise price of the Common Stock to be purchased upon the exercise of the warrants is $18.27 per share. Ninety percent of the purchase price was paid to Baseline II, six percent was paid to Paul Kagan Associates, Inc. and four percent was paid to Paul Kagan in respect of the equity of Cinema Enterprises Group LLC.


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By agreement of the parties, none of the shares of Common Stock issued in the acquisition or purchasable upon exercise of the Warrants may be sold or otherwise disposed of by the sellers until August 31, 2001.

The purchase price for the Assets was determined by arms-length negotiations among the Company and Baseline II, Paul Kagan Associates, Inc. and Paul Kagan.

Prior to entering into the Asset Purchase Agreement, there were no material relationships between the Company or any of its affiliates, directors or officers, or any associates of such directors and officers on one hand, and Baseline II, Paul Kagan Associates, Inc., Cinema Enterprises Group LLC or Paul Kagan, on the other hand. Simultaneously with the closing of the purchase of the Assets, Paul Kagan purchased 163,185 shares of Common Stock for an aggregate purchase price of $2.5 million in cash. The purchase price for such shares was based on the market price of the Common Stock at the time that the terms of the purchase of such shares was agreed to.



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)        Financial Statements of Businesses Acquired.

           Not applicable.

(b)        Pro Forma Financial Information.

           Not applicable.

(c)        Exhibits.

           1. Asset Purchase Agreement, dated as of August 30, 1999, by and among Big Entertainment, Inc., Baseline II, Inc., Paul Kagan Associates, Inc., Cinema Enterprises Group LLC and Paul Kagan.

           2. Non-Competition Agreement, dated as of August 31, 1999, by and among Big Entertainment, Inc., Baseline II, Inc., Paul Kagan Associates, Inc. and Paul Kagan.

           3.        Warrant dated August 31, 1999 by Big Entertainment, Inc.
                     issued in the name of Baseline II, Inc. (with similar Warrants to purchase 3,284 and 2,189 shares of Common Stock issued in the name of Paul Kagan Associates, Inc.
                     and Paul Kagan, respectively).

           4.        Press Release, dated September 3, 1999.



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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BIG ENTERTAINMENT, INC.

                                    By: /s/ W. Robert Shearer
                                        -------------------------------------
                                        W. Robert Shearer
                                        Senior Vice President
                                        And General Counsel



Date:  September 15, 1999












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                                  EXHIBIT INDEX


       Exhibit Number                             Description
       --------------                             -----------

            2.1 Asset Purchase Agreement, dated as of August 30, 1999, by and among Big Entertainment, Inc., Baseline II, Inc., Paul Kagan Associates, Inc., Cinema Enterprises Group LLC and Paul Kagan.


           10.1 Non-Competition Agreement, dated as of August 31, 1999, by and among Big Entertainment, Inc., Baseline II, Inc., Paul Kagan Associates, Inc. and Paul Kagan.

           10.2 Warrant dated August 31, 1999 by Big Entertainment, Inc. issued in the name of Baseline II, Inc. (with similar Warrants to purchase 3,284 and 2,189 shares of Common Stock issued in the name of Paul Kagan Associates, Inc. and Paul Kagan, respectively).

           99.1            Press Release, dated September 3, 1999.